UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

INTERMOLECULAR, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Filed by Intermolecular, Inc. pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Intermolecular, Inc.

Commission File No. of Subject Company: 001-35348

® All-hands Meeting Intermolecular Inc. 06 May 2019

Cautionary Statement Regarding Forward-Looking Statements This communication may contain statements that do not relate solely to historical or present facts and circumstances and which are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the proposed transaction involving Intermolecular, Inc. (“Intermolecular”), EMD Group Holding II, Inc. (“Parent”) and Merck KGaA, Darmstadt, Germany (“Merck KGaA”) and the ability of Intermolecular, Parent and Merck KGaA to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, or are based on current expectations, estimates, forecasts and projections. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions. Such forward-looking statements include, among others, Intermolecular’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Actual performance or results may differ materially from those expressed in or suggested by forward-looking statements as a result of various risks, uncertainties, assumptions and other factors, including, without limitation: (i) the risk that any of the conditions to the consummation of the proposed transaction are not satisfied, including the failure to timely or at all obtain the approval of Intermolecular’s stockholders or required regulatory approvals; (ii) the risk that the occurrence of any event, change or other circumstance could give rise to the termination of the merger agreement; (iii) the effect of the announcement or pendency of the proposed transaction on Intermolecular’s business relationships, operating results and business generally and Intermolecular’s ability to hire and retain key personnel; (iv) risks related to diverting management’s attention from Intermolecular’s ongoing business operations; (v) the outcome of any legal proceeding related to the proposed transaction; (vi) unexpected costs, charges or expenses resulting from the proposed transaction; (vii) certain restrictions on Intermolecular’s conduct during the pendency of the proposed transaction that may adversely affect Intermolecular’s ability to pursue certain business opportunities or strategic transactions; (viii) legislative, regulatory and economic developments and market conditions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; (x) other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (xi) other risks described in Intermolecular’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to (A) those described under the heading “Risk Factors” in Intermolecular’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, (B) those described under the heading “Risk Factors” in Intermolecular’s definitive proxy statement that has or will be filed by Intermolecular with the SEC and (C) the other filings made by Intermolecular with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. Intermolecular undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If Intermolecular does update one or more forward-looking statements, no inference should be drawn that Intermolecular will make additional updates with respect to those or other forward-looking statements. Additional Information and Where to Find It This communication is being made in respect of the proposed transaction involving Intermolecular, Parent and Merck KGaA. In connection with the proposed transaction, Intermolecular will file with the SEC, and mail or otherwise provide to its stockholders, a definitive proxy statement (the “Proxy Statement”) with respect to a special meeting of Intermolecular’s stockholders to approve the proposed transaction. Intermolecular may also file or may have previously filed other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that may be or may have been filed by Intermolecular with the SEC. INTERMOLECULAR’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY INTERMOLECULAR WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain free copies of the Proxy Statement and other documents filed by Intermolecular with the SEC (when available) at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the Proxy Statement and other documents filed by Intermolecular with the SEC (when available) by visiting the Intermolecular Investor Relations page on the Intermolecular website at ir.intermolecular.com or by directing a request to the following: Intermolecular Corporate Contact Bill Roeschlein Intermolecular, Inc. Chief Financial Officer bill.roeschlein@intermolecular.com (408) 582-5415 Participants in the Solicitation Intermolecular and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Intermolecular’s stockholders in connection with the proposed transaction. Stockholders may obtain information regarding the names, affiliations and interests of Intermolecular’s directors and executive officers in Intermolecular’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 8, 2019, as amended on April 29, 2019. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Proxy Statement when it is filed with the SEC.

Today’s Press Release

Today’s Press Release – CEO IMI

Today’s Press Release – CEO Performance Materials “Intermolecular’s unique capabilities in rapid material screening, in combination with the R&D pipeline of Merck KGaA, Darmstadt, Germany, will allow us to offer our customers faster materials innovation, through parallel composition experiment and full performance testing and characterization,” said Kai Beckmann, member of the Merck KGaA, Darmstadt, Germany Executive Board and CEO of Performance Materials. “We are excited to join forces with Intermolecular and bring significant advantages to our customers compared to conventional materials R&D.”

Who is Merck? From Merck KGaA Annual Report

A Long History of Scientific Curiosity From Merck KGaA Annual Report

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain statements that do not relate solely to historical or present facts and circumstances and which are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the proposed transaction involving Intermolecular, Inc. (“Intermolecular”), EMD Group Holding II, Inc. (“Parent”) and Merck KGaA, Darmstadt, Germany (“Merck KGaA”) and the ability of Intermolecular, Parent and Merck KGaA to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, or are based on current expectations, estimates, forecasts and projections. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions. Such forward-looking statements include, among others, Intermolecular’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Actual performance or results may differ materially from those expressed in or suggested by forward-looking statements as a result of various risks, uncertainties, assumptions and other factors, including, without limitation: (i) the risk that any of the conditions to the consummation of the proposed transaction are not satisfied, including the failure to timely or at all obtain the approval of Intermolecular’s stockholders or required regulatory approvals; (ii) the risk that the occurrence of any event, change or other circumstance could give rise to the termination of the merger agreement; (iii) the effect of the announcement or pendency of the proposed transaction on Intermolecular’s business relationships, operating results and business generally and Intermolecular’s ability to hire and retain key personnel; (iv) risks related to diverting management’s attention from Intermolecular’s ongoing business operations; (v) the outcome of any legal proceeding related to the proposed transaction; (vi) unexpected costs, charges or expenses resulting from the proposed transaction; (vii) certain restrictions on Intermolecular’s conduct during the pendency of the proposed transaction that may adversely affect Intermolecular’s ability to pursue certain business opportunities or strategic transactions; (viii) legislative, regulatory and economic developments and market conditions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; (x) other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (xi) other risks described in Intermolecular’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to (A) those described under the heading “Risk Factors” in Intermolecular’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, (B) those described under the heading “Risk Factors” in Intermolecular’s definitive proxy statement that has or will be filed by Intermolecular with the SEC and (C) the other filings made by Intermolecular with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. Intermolecular undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If Intermolecular does update one or more forward-looking statements, no inference should be drawn that Intermolecular will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Intermolecular, Parent and Merck KGaA. In connection with the proposed transaction, Intermolecular will file with the SEC, and mail or otherwise provide to its stockholders, a definitive proxy statement (the “Proxy Statement”) with respect to a special meeting of Intermolecular’s stockholders to approve the proposed transaction. Intermolecular may also file or may have previously filed other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that may be or may have been filed by Intermolecular with the SEC. INTERMOLECULAR’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY INTERMOLECULAR WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR

ENTIRETY BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain free copies of the Proxy Statement and other documents filed by Intermolecular with the SEC (when available) at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the Proxy Statement and other documents filed by Intermolecular with the SEC (when available) by visiting the Intermolecular Investor Relations page on the Intermolecular website at ir.intermolecular.com or by directing a request to the following:

Intermolecular Corporate Contact

Bill Roeschlein

Intermolecular, Inc.

Chief Financial Officer

bill.roeschlein@intermolecular.com

(408) 582-5415

Participants in the Solicitation

Intermolecular and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Intermolecular’s stockholders in connection with the proposed transaction. Stockholders may obtain information regarding the names, affiliations and interests of Intermolecular’s directors and executive officers in Intermolecular’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 8, 2019, as amended on April 29, 2019. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Proxy Statement when it is filed with the SEC.